Exhibit 99.2

Vocodia Launches Pilot Program with Major Utility Provider

-Company’s Conversational AI to Provide 3rd Party Verification for Switching Energy Providers-

CHICAGO, March 28, 2024 — Vocodia Holdings Corp. (CBOE: VHAI) (“Vocodia” or the “Company”), an AI software company that builds practical AI functions, today announced that it has signed an agreement with a large utility services company to launch a pilot program for third party verification to switch energy providers.

Vocodia’s solutions can automate this labor intensive function by deploying its scalable enterprise-level AI that uses multiple Digital Intelligent Sales Agents (DISAs) to deliver a human-like conversation between machine and human in over 50 languages.

Brian Podolak, Founder and CEO of Vocodia, commented, “Third party verification requirements are expensive to fulfill and ripe for disruption from Vocodia’s practical AI functions. This is a huge industry that needs streamlining and as call center experts with many years of experience, we know just how to do that. This pilot is with an energy provider that has over 1 million customer connections, and others in the industry are watching closely. We’re confident that our proprietary solution will exceed expectations and reduce costs for our potential customers in this large vertical.”

About Vocodia Holdings Corp.

Vocodia is an AI software company that build practical AI functions and makes them easily obtainable for businesses on cloud-based platform solutions at low costs and scalable to multiagent vast enterprise solutions. Vocodia is a conversational AI software developer and provider that offers scalable enterprise-level AI sales and customer service solutions which allow for AI sales representatives to reduce human labor costs and responsibilities while increasing the reach and efficacy of human-led, purposeful, agenda driven and conversational communications. Vocodia deliver its patent pending conversational AI software in the form of Digital Intelligent Sales Agents (the “DISAs”), which are built with AI software programmed to sound and feel human and to perform business tasks that require humans to converse with one another effectively, and thus to provide the best representation for each of its customers’ businesses. For more information, please visit: www.vocodia.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks and uncertainties more fully in the section captioned “Risk Factors” in the Company’s Registration Statement on Form S-1 related to the public offering (SEC File No. File No. 333-269489) and other reports we file with the SEC. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, our actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and undertake no duty to update such information except as required under applicable law.

Contact:
Jeff Ramson
PCG Advisory
646-863-6893
jramson@pcgadvisory.com